Exhibit 10.46(d)


      SECOND AMENDMENT TO CONTINUING GUARANTY, SECURITY AND
      SUBORDINATION AGREEMENT AND REAFFIRMATION OF GUARANTY


          This Second Amendment to Continuing Guaranty, Security and Subordination Agreement and Reaffirmation of Guaranty (this "Amendment and Reaffirmation") is made as of December 23, 1993, by and among CAI Equipment Leasing I Corp. ("Guarantor"), a Colorado corporation, and Mellon Bank, N.A., The Chase Manhattan Bank, N.A., First Bank National Association, Horace Mann Life Insurance Company, and CIG & Co., as nominee for Connecticut General Life Insurance Company (collectively, the "Lenders"), and Mellon Bank, N.A., in its capacity as agent for the Lenders ("Agent"), with reference to the following facts:

                         R E C I T A L S

          A. Guarantor has previously executed a Continuing Guaranty, Security and Subordination Agreement, dated as of November 30, 1991, in favor of Agent and Lenders as reaffirmed and modified by a First Amendment to Continuing Guaranty, Security and Subordination Agreement and Reaffirmation of Guaranty dated as of December 21, 1992, and as reaffirmed by Amendment No. 1 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 30, 1993 ("Amendment No. 1") (collectively, the "Guaranty"), pursuant to which Guarantor unconditionally guaranteed, subject to a maximum liability as set forth in the Guaranty, the payment and performance of all obligations of Capital Associates International, Inc. ("Borrower") to Agent and the Lenders, including, without implied limitation, all of Borrower's obligations under that certain Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 21, 1992, among Borrower, Lenders and Agent, as amended by Amendment No. 1 (collectively, the "Amended and Restated Loan Agreement").

          B. Borrower has requested that Agent and Lenders make certain other modifications and amendments to the Amended and Restated Loan Agreement pursuant to the terms of that certain Amendment No. 2 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 23, 1993 ("Amendment No. 2") among Borrower, Lenders and Agent. Agent and Lenders are willing to do so provided that, among other things, Guarantor enters into this Amendment and Reaffirmation.

                        A G R E E M E N T

          NOW, THEREFORE, in order to induce Agent and the Lenders to continue to make advances and other financial accommodations to or for the benefit of Borrower, and intending to be legally bound hereby, Guarantor, Lenders and Agent hereby agree as follows:

I.   CORRECTIONS AND CLARIFYING AMENDMENT TO GUARANTY.

     1. Amendment to Recital C. Recital C of the Guaranty is hereby corrected by deleting the word "Borrower" therein and adding the following text in its place: "Borrower's parent, Capital Associates, Inc."

     2. Amendment to Section 5.6. Section 5.6 of the Guaranty is hereby corrected by deleting the word "Guaranty" in the fifth line thereof and adding the word "Agreement" in its place.

     3. Amendment to Section 7.5(A). Section 7.5(A) of the Guaranty is hereby corrected by deleting the reference therein to "Capital Preferred Yield Fund" and adding "Northstar Income Fund - I, L.P." in its place.

     4. Amendment to Section 7.1. Section 7.1 of the Guaranty in hereby amended by adding, immediately after Section 7.1(F) the following paragraph:

          "The Guaranty Collateral described above includes, without limitation, (1) all Pledged Guaranty Collateral (as defined in
          Section 7.5 of this Agreement), and (2) all management fees, servicing fees and other fees and/or cash generated from or in connection with the operation, management or servicing of the Partnership (as defined in Section 7.5 of this Agreement)."

The existing provisions of Section 7.1 shall remain in full force and effect, without waiver or modification. Guarantor acknowledges and agrees that Guarantor's prior grant of a security interest to Agent includes the items described in the foregoing additional text, and that such additional text is intended only to clarify the scope of the security interest previously granted to Agent.

II.  REAFFIRMATION, CONSENT AND MISCELLANEOUS.

     1. Reaffirmation of Guaranty. Guarantor hereby (i) ratifies and reaffirms all provisions, terms, covenants, and waivers set forth in the Guaranty, as of the date hereof, as amended by this Amendment and Reaffirmation, and (ii) agrees that the Guaranty as so amended constitutes a valid, binding obligation of Guarantor to Agent and Lenders, for which there is no offset, counterclaim, dispute or defense of any kind or nature.

     2. Consent to Modification of Amended and Restated Agreement. Guarantor hereby (i) acknowledges receipt of a copy of Amendment No. 2; (ii) consents to Amendment No. 2 and all of its terms; and (iii) agrees that Borrower's obligations to Agent and Lenders under the Amended and Restated Loan Agreement (as amended by Amendment No. 2) and the other Amended Loan Documents (as such term is therein defined), are subject to the Guaranty, as amended by this Amendment and Reaffirmation. Guarantor further acknowledges and agrees that the Guaranty, as amended by this Amendment and Reaffirmation, shall remain in full force and effect, notwithstanding the execution and performance of Amendment No. 2.

     3. No Changes to Schedules. Guarantor hereby warrants and represents to Lenders that the Schedule of Collateral Locations is complete and correct as of the date hereof.

     5. Counterparts. This Amendment and Reaffirmation may be executed in any number of separate counterparts, each of which shall be an original, but all of which shall constitute one in the same agreement. Each of the parties hereto agrees to be bound by a facsimile copy of such party's signature on this Amendment and Reaffirmation to the same extent as if the facsimile were an original. Each of the parties hereto agrees to accept a facsimile copy of every other party's signature on this Amendment in lieu of a fully executed original hereof.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment and Reaffirmation to be executed and delivered by its duly authorized officer as of the date set forth above.

                         "Guarantor"

                         CAI EQUIPMENT LEASING I CORP.

                         By:   /s/John F. Olmstead
                               -------------------------
                               John F. Olmstead
                         Its:  President



[Signatures Continued]
                         "Agent"

                         MELLON BANK, N.A.

                         By:   /s/Brigitte R. Bouchat
                               -----------------------------
                               Brigitte R. Bouchat
                         Its:  Vice President


                         "Lenders"


MELLON BANK, N.A.                  HORACE MANN LIFE INSURANCE COMPANY
                                   By:  J.P. Morgan Investment
                                        Management Inc.,
                                        as Investment Manager

By:   /s/Brigitte R. Bouchat       By:   /s/E. Clifford Cole
      -------------------------          --------------------------
      Brigitte R. Bouchat                E. Clifford Cole
Its:  Vice President               Its:  Vice President


THE CHASE MANHATTAN BANK, N.A.     CIG & CO., as nominee for
                                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:   /s/Stanley M. Guralnick      By:   /s/James F. Coggins, Jr.
      --------------------------         ---------------------------
      Stanley M. Guralnick               James F. Coggins, Jr.
Its:  Vice President               Its:  Partner


FIRST BANK NATIONAL ASSOCIATION

By:   /s/Jack L. Quitmeyer
      ----------------------------
      Jack L. Quitmeyer
Its:  Vice President